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                                                                   EXHIBIT 10(w)
                               [TRW Letterhead]


December 7, 1999

Dr. George H. Heilmeier
Bell Communications Research
Morris Corporate Center (MCC)
445 South Street
Morristown, New Jersey 07960-6438

Dear George:

In accordance with the terms of the letter between you and TRW Inc., dated September 18, 1997 (the "Initial Agreement"), a copy of which is attached as Exhibit A hereto, this letter confirms our mutual agreement to renew the Initial Agreement for a period of twelve months (as renewed, the "Agreement"). The Agreement will become effective on January 1, 2000 and will terminate on December 31, 2000. The terms and conditions of the Agreement shall otherwise remain as set forth in the Initial Agreement.

If you agree, please sign two copies of this letter and initial each page of the attached Initial Agreement. Please return one copy of the Agreement to me and keep the other copy for your records.

Sincerely,

/s/ Joseph T. Gorman

Joseph T. Gorman


ACCEPTED:


/s/ George H. Heilmeier
-----------------------
Dr. George H. Heilmeier

Date: 12/8/99
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